UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ACCURAY INCORPORATED
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V78749-P36101  ACCURAY INCORPORATED ATTN: CORPORATE SECRETARY 1240 DEMING WAY  MADISON, WI 53717  Your Vote Counts!  ACCURAY INCORPORATED  2025 Annual Meeting  Vote by November 12, 2025  11:59 PM ET  You invested in ACCURAY INCORPORATED and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on November 13, 2025.  Get informed before you vote  View the Notice and Proxy Statement and 2025 Annual Report online OR you can receive a free paper or email copy of the material(s)  by requesting prior to October 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  November 13, 2025  9:00 AM PST  Virtually at: www.virtualshareholdermeeting.com/ARAY2025

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. The complete proxy materials contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. To elect three Class I directors named in the accompanying proxy statement to serve until our 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.  For  Nominees:  1a. Anne B. Le Grand  1b. Joseph E. Whitters  For  1c. Chan W. Galbato  For  2. To approve our 2026 Equity Incentive Plan.  For  3. To conduct an advisory vote to approve the compensation of our named executive officers.  For  4. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  Voting Items  Board Recommends  V78750-P36101